UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock $0.00001	LUXHP	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2023, LuxUrban Hotels Inc. (the “Company”) commenced an offering (the “Debt Placement”) under the terms of a securities purchase agreement (“SPA”) pursuant to which it may sell senior secured convertible promissory notes (the “Notes”) in an aggregate principal amount of up to $10,000,000, together with common stock purchase warrants (“Note Warrants”), in one or more closings on subscriptions received through August 30, 2024 (unless the Debt Placement is ended earlier at the discretion of the Company). The Company intends to use the net cash proceeds from the Debt Placement for working capital and other general corporate purposes as prescribed by the SPA. Among these corporate purposes is the continued advancement of Lux 2.0, the Company’s previously announced series of initiatives focused on identifying and curing various financial and operational issues, and to create a platform that can deliver long-term shareholder value.

The first tranche of the Debt Placement closed on August 13, 2024 and generated gross cash proceeds of $2.1 million, resulting in net proceeds to the Company of $1,920,040 after payment of placement agent fees. Under the terms of the Notes Offering, certain equity investors and holders of promissory notes evidencing existing borrowed money obligations of the Company were entitled to convert such equity and debt into the offering. As a result of these conversions to date, the Company will issue an additional aggregate of $2.8 million principal amount of Notes and corresponding Note Warrants and may issue additional Notes and Note Warrants upon additional conversions as described above.

The Notes bear interest at 18%, are secured by substantially all of the assets of the Company under the terms of a guarantee and security agreement dated as of August 13, 2024 (“Security Agreement”), and are being sold to certain accredited investors in a private offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The principal of the Notes shall be repaid in twenty-four (24) equal monthly installments commencing on August 13, 2025 and continuing on the same day of each month thereafter until the principal amount is paid in full, with all principal and interest due thereon to be paid on or prior to August 13, 2027, unless the Notes are previously converted into common stock or preferred stock as described below. The Notes are senior debt of the Company, and subject to the terms and conditions of the Notes, the Company shall not issue any debt senior to the Notes while any Notes remain outstanding without the consent of a majority of the then outstanding principal amount of the Notes.

The Note Warrants have a five-year term from the date of the initial closing of the Debt Placement and shall become exercisable commencing on the date of the earliest to occur of (a) shareholder approval of the Reverse Split (as defined below) and the Nasdaq Compliance Waiver (as defined below) and (b) the 91st day after the initial closing of the Debt Placement. The Note Warrants shall entitle. the purchaser to purchase up to that number of shares of common Sstock determined by dividing the principal amount of the Note purchased by the purchaser by 110% of the average VWAP of the common stock for the three consecutive trading days immediately following the date the Company files its Quarterly Report on Form 10-Q for the six months ended June 30, 2024, not to exceed $0.15 (“Three-Day VWAP”). The per-share exercise price of the Note Warrants shall be equal to the Three-Day VWAP (as may be adjusted from time to time in accordance with the terms of the Notes, including as a result of the Reverse Split).

Under the terms of the SPA, the Company is obligated to file a preliminary proxy statement for purposes of calling a special meeting of the Company’s shareholders to seek approval of certain prescribed proposals. These proposals include an amendment to the Company’s certificate of incorporation to effect a reverse stock split (“Reverse Split”) of the Company’s outstanding common stock in the range of one share-for-30 shares to one share-for-70 shares, the specific split ratio to be determined within such range in the discretion of the Company’s board of directors (based on market conditions, Nasdaq requirements and advice of counsel and investment banker). In connection with the Reverse Split, the number of authorized shares of the Company’s common stock would be maintained at 200,000,000 shares, preferred stock would be maintained at 20,000,0000 shares, and the shares authorized under the Company’s existing 2022 incentive plan would remain at 8,000,000 shares. The proposals also will include approval of the transactions under the SPA (“Nasdaq Compliance Waiver”) with respect to issuances or deemed issuances of common stock (including upon exercise of the Note Warrants or conversion of the Notes) in aggregate excess of 19.99% of the outstanding Common Stock at less than the Minimum Price (as defined in applicable Nasdaq regulations) as required to comply with Nasdaq regulations. The Company is obligated to use commercially reasonable efforts to respond to any SEC comments to the preliminary proxy statement as filed and clear same with the SEC and then promptly file a definitive proxy statement and mail same to stockholders and hold such special meeting as soon as practicable.

Under the terms of the SPA, promptly following the end of the Debt Placement, the Company will use commercially reasonable efforts to commence and consummate an underwritten initial public offering of a newly created series of preferred stock (the “New Preferred Stock”) the final terms of which are not yet determined and shall be based on requirements under the SPA and market conditions for the sale of such preferred stock (the “New Preferred Stock Public Offering”). The Company, working with one or more underwriters, will use commercially reasonable efforts to consummate the offering and obtain approval of listing of the New Preferred Stock on the Nasdaq Capital Market within 90 days of the date the Debt Placement ends.

The Company is obligated to file with the SEC a registration statement on Form S-3 or Form S-1 (or, if Form S-3 or Form S-1 is not available, on another appropriate form) covering the resale of the New Preferred Stock issuable upon automatic conversion of the Notes as provided for in the Notes and the shares of Common Stock underlying the Note Warrants (the “Registrable Securities”) as soon as practicable following the Company’s completion of the New Preferred Stock Public Offering, but in no event later than thirty (30) days thereafter. The Company shall use its commercially reasonable efforts to cause the registration statement to be declared effective by the SEC as soon as practicable following the filing, but in no event later than ninety (90) days after the filing date.

The outstanding principal of the Notes (and at the Company’s election, any accrued and unpaid Interest thereon) shall automatically convert into shares of validly issued, fully paid and non-assessable New Preferred Stock at a conversion price of $25.00 per share, upon the latest to occur of the following events: (a) the completion of the New Preferred Stock Public Offering, (b) the approval of the New Preferred Stock for listing on Nasdaq or other national exchange, (c) the effectiveness of a resale registration statement covering the resale of the New Preferred Stock issuable upon conversion of the Notes, and (d) the approval by the Company’s shareholders of the Reverse Split and Nasdaq Compliance Waiver.

From time to time, on and after the earlier of (a) both the completion of the Reverse Split and shareholder approval of the Nasdaq Compliance Waiver and (b) the 91st day after the initial Closing of the Debt Placement, and prior to conversion of the Notes into New Preferred Stock, the holders of the Notes have the right to convert, in whole or in part, principal and interest thereunder into shares of common stock. The per-share conversion price shall be equal to 110% of the average VWAP of the Company’s common stock for the three consecutive trading days immediately following the date the Company files its Quarterly Report on Form 10-Q for the six months ended June 30, 2024, not to exceed $0.15 (as may be adjusted from time to time in accordance with the terms of the Notes, including as a result of the Reverse Split).

From the date hereof until the date that is the later of (a) the date on which no Notes are outstanding and (b) the 18-month anniversary of the initial closing of the Debt Placement, upon any issuance by the Company or any of its subsidiaries of (1) common stock or common stock equivalents, (2) indebtedness or (3) a combination of units thereof, in each case for cash and not as part of any ordinary course of business operations or as part of any underwritten public offering or other exempt issuance (a “Subsequent Private Financing”), each Purchaser shall have the right to participate in such Subsequent Private Financing in an amount up to an amount equal to the principal of the Notes purchased by such Purchaser in the Debt Placement or if the amount of the Subsequent Private Financing is less than the aggregate principal amounts of all Notes purchased in the Debt Placement by all purchasers, such purchaser’s pro rata portion based on such purchaser’s principal amount of the Notes originally purchased in the Debt Placement as compared to the principal amount of all Notes purchased in the Debt Placement by all purchasers, on the same terms, conditions and price provided for in the Subsequent Private Financing.

The Notes and Note Warrants will not be registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The purchasers in the Debt Placement have customary registration rights with respect to the shares of Common Stock into which the Notes and Note Warrants are convertible or exercisable. The information in this Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any of these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the applicable securities laws of such state or jurisdiction.

The foregoing summary description of the terms of the Debt Placement, the Notes, the Note Warrants, the Security Agreement, and other agreements is qualified in its entirety by reference to the definitive transaction documents, which are attached as exhibits to this Current Report on Form 8-K and incorporated herein by reference. The Company will report the final principal amount of Notes and number of Note Warrants sold in all closings of the Debt Placement upon conclusion of the Debt Placement by amendment to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Section 1.01 of this Current Report on Form 8-K, which item is hereby incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

See Section 1.01 of this Current Report on Form 8-K, which item is hereby incorporated by reference herein.

Alexander Capital L.P., a FINRA registered broker-dealer serves as placement agent (the “Placement Agent”) in connection with the Debt Placement. In connection with the Debt Placement, the Company has agreed to pay the Placement Agent a commission of 8% of the gross proceeds of the sales of the Notes and Note Warrants in the Debt Placement and to reimburse the Placement Agent for $50,000 of its expenses incurred in connection with the Debt Placement.

Item 7.01 Regulation FD Disclosure.

The information contained in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

Item 8.01 Other Events

On August 13, 2024, the Company issued a press release announcing the Debt Placement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

4.1	Form of Senior Secured Convertible Note

4.2	Form of Note Warrant

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

99.1	Press release issued August 13, 2024

Forward Looking Statements

The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This press release includes forward-looking statements. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward looking terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.

The forward-looking statements contained in this press release are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved since these forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Some of the key uncertainties and factors that could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements are: our ability to submit periodic filings before regulatory deadlines; our expectations regarding our revenues, expenses and operations and our ability to sustain profitability; our ability to recruit and retain qualified executive search consultants to staff our operations appropriately; our ability to expand our customer base and relationships, especially given the off-limit arrangements we are required to enter into with certain of our clients; further declines in the global economy and our ability to execute successfully through business cycles; our anticipated cash needs; our anticipated growth strategies and sources of new revenues; unanticipated trends and challenges in our business and the markets in which we operate; social or political instability in markets where we operate; the impact of foreign currency exchange rate fluctuations; price competition; the ability to forecast, on a quarterly basis, variable compensation accruals that ultimately are determined based on the achievement of annual results; and the mix of profit and loss by country in which we operate.

The above list should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our annual report on Form 10-K filed with the SEC on April 15, 2024. The forward looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. You should, however, review the factors and risks we describe in the reports we will file from time to time with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
Michael James, Chief Financial Officer